SCHEDULE 14C INFORMATION
INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE
SECURITIES EXCHANGE ACT OF 1934
(AMENDMENT NO.)

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DELAWARE GROUP ADVISER FUNDS
(NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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DELAWARE GROUP® ADVISER FUNDS
2005 MARKET STREET
PHILADELPHIA, PA 19103

October 1, 2012

Dear Shareholder:

     We wish to provide you with some important information concerning your investment. As a shareholder of the Delaware International Bond Fund (the “Fund”), a series of Delaware Group Adviser Funds, we wish to inform you that its Board of Trustees, after careful consideration, has approved the appointment of a new sub-advisor for the Fund, Macquarie Bank International Limited (“MBIL”). MBIL is an affiliate of the Fund’s investment manager, Delaware Management Company (the “Manager”). Shareholders will not pay any additional advisory fees as a result of this arrangement and the Fund’s investment objective and strategies will not be impacted as a result of the addition of MBIL as a sub-advisor to the Fund.

     The reason for the appointment of a sub-advisor is that one of the Fund’s original portfolio managers, Graham McDevitt, has become a portfolio manager at MBIL. Mr. McDevitt served as one of the portfolio managers of the Fund from its inception until July 27, 2012, when he left the Manager of the Fund to join MBIL. Fund management believes it would be advantageous for Mr. McDevitt to continue to provide portfolio management services to the Fund as well as to gain access to the other portfolio managers at MBIL.

     Macquarie Investment Management Limited (“MIML”) will continue to serve as a sub-advisor to the Fund and, from time to time and as deemed appropriate, the Manager may ask MIML to employ certain currency hedging services. The Manager is a series of Delaware Management Business Trust, which is a subsidiary of Delaware Management Holdings, Inc. (“DMHI”). DMHI is a wholly owned subsidiary of Macquarie. MBIL, like MIML, is an indirect subsidiary of Macquarie and an affiliate of the Manager.

     On or about October 12, 2012, MBIL will begin to serve as a sub-advisor for the Fund. We have enclosed an Information Statement that describes MBIL, as well as the Sub-advisory Agreement between the Manager and MBIL, in greater detail and contains important information about the Fund.

     NO ACTION IS REQUIRED BY YOU TO APPROVE THE SUB-ADVISORY AGREEMENT. If you have questions or would like to discuss alternatives, you may contact us toll-free at 800 523-1918. If you invest through another financial institution, such as a brokerage firm, please contact your financial institution should you have any questions.

Sincerely,

Patrick P. Coyne
President
Delaware Group® Adviser Funds

DELAWARE GROUP® ADVISER FUNDS
2005 MARKET STREET
PHILADELPHIA, PA 19103

INFORMATION STATEMENT

October 1, 2012

     This Information Statement is being furnished to shareholders of Delaware International Bond Fund (the “Fund”), a series of Delaware Group Adviser Funds, in connection with the appointment of a new sub-advisor to the Fund, Macquarie Bank International Limited (“MBIL”), that has been approved by the Board of Trustees of Delaware Group Adviser Funds. MBIL is an affiliate of the Fund’s investment manager, Delaware Management Company (the “Manager”). Shareholders will not pay any additional advisory fees as a result of this arrangement and the Fund’s investment objective and strategies will not be impacted as a result of the addition of MBIL as a sub-advisor to the Fund.

     The reason for the appointment of MBIL as a sub-advisor is that one of the Fund’s original portfolio managers, Graham McDevitt, has become a portfolio manager at MBIL. Mr. McDevitt served as one of the portfolio managers of the Fund from its inception until July 27, 2012, when he left the Manager of the Fund to join MBIL. Fund management believes it would be advantageous for Mr. McDevitt to continue to provide portfolio management services to the Fund as well as to gain access to the other portfolio managers at MBIL.

     Macquarie Investment Management Limited (“MIML”) will continue to serve as a sub-advisor to the Fund and, from time to time and as deemed appropriate, the Manager may ask MIML to employ certain currency hedging services. The Manager is a series of Delaware Management Business Trust, which is a subsidiary of Delaware Management Holdings, Inc. (“DMHI”). DMHI is a wholly owned subsidiary of Macquarie Group Ltd. (“Macquarie”). MBIL, like MIML, is an indirect subsidiary of Macquarie and an affiliate of the Manager.

     As permitted by Delaware Group Adviser Funds’ Agreement and Declaration of Trust, the Fund’s majority shareholder has executed a consent approving the Sub-advisory Agreement between the Manager and MBIL. Consequently, the Fund is not asking you to vote on the Sub-advisory Agreement or the appointment of MBIL as a sub-advisor to the Fund.

     This Information Statement, which you should read carefully and retain for future reference, sets forth concisely the information that you should know about the Fund, MBIL and the Sub-advisory Agreement.

     This Information Statement is expected to be available to shareholders on or about October 1, 2012. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

     An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves investment risk, including the possible loss of principal.

     The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

     Investments in the Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the “Macquarie Group”), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

INVESTMENT ADVISORY ARRANGEMENTS

The Investment Manager and Sub-advisor

     Delaware Management Company (the “Manager”), located at 2005 Market Street, Philadelphia, PA 19103-7094, furnishes investment management services to Delaware International Bond Fund (the “Fund”), a series of Delaware Group® Adviser Funds (the “Trust”), subject to the supervision and direction of the Board of Trustees (the “Board” or the “Trustees”). The Manager also provides investment management services to all of the other Delaware Investments® Funds.

     As of June 30, 2012, the Manager and its affiliates within Delaware Investments were managing in the aggregate in excess of $170 billion in assets in various institutional or separately managed, investment company, and insurance accounts. The Manager is a series of Delaware Management Business Trust, which is a subsidiary of Delaware Management Holdings, Inc. (“DMHI”). DMHI is a subsidiary, and subject to the ultimate control, of Macquarie Group Ltd. (“Macquarie”). Macquarie is a Sydney, Australia-headquartered global provider of banking, financial, advisory, investment and fund management services. Delaware Investments is the marketing name for DMHI and its subsidiaries.

     The Investment Management Agreement (the “Agreement”) with the Manager is dated January 4, 2010 and was amended to include the Fund on March 31, 2011. The Agreement had an initial two-year term and may be renewed each year only so long as such renewal and continuance are specifically approved at least annually by the Board or by vote of a majority of the outstanding voting securities of the Fund and the other series of the Trust, and only if the terms of and the renewal thereof have been approved by the vote of a majority of the Independent Trustees of the Trust who are not parties thereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement is terminable without penalty on 60 days’ notice by the Trustees of the Trust or by the Manager. The Agreement will terminate automatically in the event of its assignment.

     The Manager makes investment decisions for the Fund, oversees the Fund’s sub-advisors, manages the Fund’s business affairs, and provides daily administrative services. For its services to the Fund, the Manager is entitled to be paid a fee of:

       0.65% of average daily net assets on the first $500 million;
       0.60% of average daily net assets on the next $500 million;
       0.55% of average daily net assets on the next $1.5 billion; and
       0.50% of average daily net assets in excess of $2.5 billion.

     The Manager has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, taxes, interest, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual fund operating expenses from exceeding 0.85% of the Fund’s average daily net assets from February 28, 2012 through February 28, 2013. These waivers and reimbursements may only be terminated by agreement of the Manager and the Fund.

     During the most recent fiscal period, from the Fund’s commencement of operations on July 28, 2011 through October 31, 2011, the Fund paid no investment management fees to the Manager, after waivers. During the most recent fiscal period, from the Fund’s commencement of operations on July 28, 2011 through October 31, 2011, the Fund paid net commissions on behalf of its Class A shares, after re-allowances to dealers, of $157 to Delaware Distributors, L.P., the Fund’s principal underwriter and an affiliate of the Manager. During the most recent fiscal period, from the Fund’s commencement of operations on July 28, 2011 through October 31, 2011, the Fund paid $803 for fund accounting and financial administration oversight services to Delaware Service Company, Inc., an affiliate of the Manager.

     A discussion of the basis for the Board’s approval of the continuation of the Agreement is available in the Fund’s annual report to shareholders for the fiscal year ended October 31, 2011.

     The following Trustees and officers of the Trust are also officers and/or employees of the Manager or its affiliates: Patrick P. Coyne serves as the Chairman, President, Chief Executive Officer and as a Trustee of the Trust, as well as the President of the Manager; David F. Connor serves as the Vice President, Deputy General Counsel and Secretary of the Trust and the Manager; Daniel V. Geatens serves as the Vice President and Treasurer of the Trust, as well as the Vice President and Director of Financial Administration of the Manager; David P. O’Connor serves as the Executive Vice President, General Counsel and Chief Legal Officer of the Trust, as well as the Senior Vice President of Strategic Investment Relationships and Initiatives and General Counsel of the Manager; and Richard Salus serves as the Senior Vice President and the Chief Financial Officer of the Trust, as well as the Senior Vice President, Controller, and Treasurer of the Manager. The address of these individuals is 2005 Market Street, Philadelphia, PA 19103-7094.

     MIML, located at No. 1 Martin Place, Sydney NSW 2000, Australia, currently serves as a sub-advisor to the Fund. MIML is an indirect subsidiary of Macquarie, and is an affiliate of the Manager. From time to time and as deemed appropriate, the Manager may ask MIML to employ certain currency hedging services with respect

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to the Fund. For its services to the Fund, MIML is entitled to an annual fee of the greater of 0.08% of the Fund’s average daily net assets or $1,000. MIML is expected to continue to serve as a sub-advisor to the Fund.

Macquarie Bank International Limited

     MBIL is located at Ropemaker Place, 28 Ropemaker Street, London EC2Y 9HD, United Kingdom. MBIL is registered as an investment advisor under the Investment Advisers Act of 1940, as amended, and is an indirect subsidiary of Macquarie and an affiliate of the Manager. The Sub-advisory agreement between the Manager and MBIL (the “New Sub-advisory Agreement”) was approved by the Board at the August 2012 Board Meeting and is dated October 1, 2012.

     MBIL will be compensated out of the fees the Manager receives from the Fund. There will be no increase in the advisory fees paid by the Fund to the Manager as a consequence of the appointment of MBIL as a sub-advisor or the approval of the New Sub-advisory Agreement. The fees paid by the Manager to MBIL depend upon the fee rates negotiated by the Manager.

     The name and principal occupation of the principal executive officers and directors of MBIL are listed below. The address of each principal executive officer, as it relates to the person’s position with MBIL, is Ropemaker Place, 28 Ropemaker Street, London EC2Y 9HD, United Kingdom.

Name	Position(s)
David Fass	Director and CEO
Andrew Williams	Director
Paul Plewman	Director
Timothy Wade	Director

The New Sub-advisory Agreement

     The New Sub-advisory Agreement between the Manager and MBIL was approved by the Board at the Trust’s August 2012 Board Meeting, which was called, among other reasons, for the purpose of approving the New Sub-advisory Agreement for an initial term of two years. Thereafter, continuance of the New Sub-advisory Agreement will require the annual approval of the Board, including a majority of the Independent Trustees. The New Sub-advisory Agreement provides that it will terminate immediately in the event of its assignment or upon the termination of the Investment Management Agreement with the Manager.

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     The New Sub-advisory Agreement provides that MBIL will supervise and direct the investments of the assets of its allocated portion of the Fund’s portfolio in accordance with the Fund’s investment objectives, policies and restrictions as provided in the Fund’s prospectus and statement of additional information, and such other limitations as the Fund may impose by notice in writing to MBIL, subject always to the supervision and control of the Manager and the Board. Under the New Sub-advisory Agreement, and in accordance with applicable laws and regulations, MBIL agrees to provide the Manager with all books and records relating to the transactions it executes and render for presentation to the Board such reports as the Board may reasonably request. The New Sub-advisory Agreement provides for MBIL’s total fee to be the reimbursement of MBIL’s reasonable expenses as agreed to by the Manager from time to time. MBIL is compensated from the fees that the Manager receives from the Fund.

     The New Sub-advisory Agreement may be terminated at any time, without the payment of a penalty, by: (i) the Manager with written notice to MBIL; (ii) the Trust pursuant to action by the Board or pursuant to the vote of a majority of the outstanding voting securities of the Fund, with written notice to MBIL; or (iii) MBIL, on not less than 60 days’ written notice to the Manager and the Trust.

     The New Sub-advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of its duties, MBIL will not be liable for any action or omission connected with rendering services, or for any losses that may be sustained in connection with its activities as sub-advisor to the Fund.

Board Approval of the New Sub-advisory Agreement

     At the August 2012 Board Meeting, the Manager recommended that the Board consider and approve the New Sub-advisory Agreement. The Manager’s determination to recommend MBIL was based on a number of factors, including the expertise and experience of former Fund portfolio manager, Graham McDevitt, and the other MBIL portfolio managers.

     At the August 2012 Board Meeting, the Trustees, including the Independent Trustees, considered various materials requested by counsel on behalf of the Independent Trustees related to the New Sub-advisory Agreement, including (1) a copy of the proposed form of Sub-advisory Agreement between MBIL and the Manager; (2) MBIL’s responses to the Manager’s due diligence inquiry, including information on MBIL’s investment process; (3) a description of the Manager’s selection and recommendation process with respect to MBIL, and the reasons for such recommendation; (4) information regarding the proposed sub-advisory fee payable to MBIL; (5) biographical information for the investment professionals

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that would be responsible for the day-to-day management of the Fund’s portfolio; (6) information regarding MBIL’s financial condition; and (7) information regarding MBIL’s compliance policies and other internal procedures. The Trustees also considered the recommendation of the Manager with respect to MBIL and the methods and resources the Manager utilizes in its efforts to identify and engage sub-advisors for the Fund.

Nature, Quality and Extent of Services

     [TO BE CONFIRMED:] [The Trustees considered the nature, quality and extent of services that MBIL would provide as a sub-advisor to the Fund. The Trustees considered the investment process to be employed by MBIL in managing the Fund, and the qualifications and experience of MBIL’s portfolio management team with regard to implementing the Fund’s investment mandate. The Trustees considered MBIL’s organization, personnel and operations. The Trustees also considered the Manager’s review and recommendation process with respect to MBIL, and the Manager’s favorable assessment as to the nature, quality and extent of the sub-advisory services expected to be provided by MBIL to the Fund. Based on their consideration and review of the foregoing factors, the Trustees concluded that the nature, quality and extent of the sub-advisory services to be provided by MBIL, as well as MBIL’s ability to render such services based on its experience, organization and resources, were appropriate for the Fund, in light of the Fund’s investment objective, strategies and policies.]

Sub-Advisory Fees and Economies of Scale

     [TO BE CONFIRMED:] [The Trustees considered the compensation to be paid to MBIL by the Manager in conjunction with the services that would be rendered to the Fund. In addition, the Trustees considered the Manager’s reasons for concluding that the proposed fee arrangement was reasonable. The Trustees considered that the sub-advisory fees would be paid by the Manager to MBIL at a rate equal to MBIL’s reasonable costs, and would not be additional fees borne by the Fund. The Trustees also considered the proposed fee arrangement and whether the proposed fee arrangement would reflect economies of scale for the benefit of Fund investors as assets in the Fund increased.] The Trustees concluded that, in light of the quality and extent of the services to be provided, the proposed fee arrangement was reasonable.

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Investment Performance

     [TO BE CONFIRMED:] [The Trustees considered the Fund’s historical performance with former Fund portfolio manager, Graham McDevitt, who is now a portfolio manager at MBIL. The Trustees concluded that the Fund’s historical performance record, viewed together with the other relevant factors considered by the Trustees, supported a decision to approve the New Sub-advisory Agreement.]

Conclusion

     After consideration of the foregoing factors, and such other matters as were deemed relevant, and with no single factor being determinative to their decision, the Trustees, including a majority of the Independent Trustees, with the assistance of independent counsel, concluded to approve the New Sub-advisory Agreement with, and the fee to be paid to, MBIL for the Fund.

ADDITIONAL INFORMATION ABOUT THE FUND

     The Fund files proxy materials, reports, and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended. You may review and copy these documents at the SEC’s Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202 551-8090). You may request documents by mail from the SEC, upon payment of a duplication fee, by writing to: Securities and Exchange Commission, Public Reference Section, 100 F Street, NE, Washington, DC 20549-0102. You may also obtain this information upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

     To reduce fund expenses, the Trust tries to identify related shareholders in a household and send only one copy of information statements, proxy statements, financial reports, and prospectuses. This process, called “householding,” will continue indefinitely unless you instruct the Trust otherwise. If you prefer not to have these documents householded, please call the Trust’s Shareholder Service Center at 800 523-1918 or write to the Trust at P.O. Box 9876, Providence, RI 02940-8076. At any time you may view current prospectuses, statements of additional information, and financial reports on the Trust’s website.

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SHAREHOLDER REPORTS

     Additional information about the Fund is available in the Trust’s annual and semiannual reports to shareholders. In the Trust’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Trust’s most recent semiannual report for the period ended April 30, 2012 has been sent to shareholders. A copy of the Trust’s most recent shareholder reports may be obtained, without charge, by writing to the Trust at P.O. Box 9876, Providence, RI 02940-8076 by regular mail or 4400 Computer Drive, Westborough, MA 01581-1722 by overnight courier service, or by calling toll-free 800 523-1918. The shareholder reports are available, free of charge, through the Fund’s website (delawareinvestments.com).

PRINCIPAL SHAREHOLDERS

     As of September 7, 2012, the officers and Trustees of the Fund as a group owned or controlled less than 1% of the Fund. As of September 7, 2012, the following shareholders owned, of record, or to the knowledge of the Fund, beneficially, 5% or more of the outstanding shares of a class the Fund.

Name and Address of Record or Beneficial Owner	Percentage of Class of Fund
CLASS A
MACQUARIE AFFILIATED MNGRS USA INC	82.49%
C/O CORPORATION TRUST COMPANY
1209 N ORANGE ST
WILMINGTON DE 19801-1120
UBS WM USA	7.41%
000 11011 6100
OMNI ACCOUNT M/F
ATTN DEPARTMENT MANAGER
499 WASHINGTON BLVD FL 9
JERSEY CITY NJ 07310-2055
CLASS C
UBS WM USA	20.78%
000 11011 6100
OMNI ACCOUNT M/F
ATTN DEPARTMENT MANAGER
499 WASHINGTON BLVD FL 9
JERSEY CITY NJ 07310-2055

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Name and Address of Record or Beneficial Owner	Percentage of Class of Fund
PERSHING LLC	14.31%
1 PERSHING PLAZA
JERSEY CITY NJ 07399-0002
AMERICAN ENTERPRISE INV SVCS	10.06%
A/C 1587-0757
707 2ND AVENUE SOUTH
MINNEAPOLIS, MN 55402
AMERICAN ENTERPRISE INV SVCS	8.74%
A/C 6519-5440
707 2ND AVENUE SOUTH
MINNEAPOLIS, MN 55402
AMERICAN ENTERPRISE INV SVCS	8.34%
A/C 1566-1929
707 2ND AVENUE SOUTH
MINNEAPOLIS, MN 55402
AMERICAN ENTERPRISE INV SVCS	7.65%
A/C 5383-0402
707 2ND AVENUE SOUTH
MINNEAPOLIS, MN 55402
HOME FEDERAL SAVINGS AND LOAN	6.46%
FBO CHARLES M SHEPHERD
AND RUTH N SHEPHERD
HSA A/C 14047133
500 12TH S PO BOX 190
NAMPA ID 83653-0190
CLASS R
AMERITRADE INC FBO 9159875151	89.17%
PO BOX 2226
OMAHA NE 68103-2226
MID ATLANTIC TRUST COMPANY FBO	10.67%
VANTAGE PARTNERS LLC 401(K) PROFIT
SHARING PLAN & TRUST
1251 WATERFRONT PLACE SUITE 525
PITTSBURGH, PA 15222

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Name and Address of Record or Beneficial Owner	Percentage of Class of Fund
INSTITUTIONAL CLASS
MG TRUST COMPANY CUST. FBO	42.89%
MOGAVERO NOTESTINE ASSOCIATES 401K
700 17TH STREET
SUITE 300
DENVER CO 80202
MG TRUST COMPANY CUST. FBO	33.82%
CALIFORNIA CASCADE INDUSTRIES INC
700 17TH STREET
SUITE 300
DENVER CO 80202
LPL FINANCIAL	19.05%
--OMNIBUS CUSTOMER ACCOUNT--
ATTN: LINDSAY O’TOOLE
9785 TOWNE CENTRE DR
SAN DIEGO CA 92121

     Persons or organizations beneficially owning 25% or more of the outstanding shares of the Fund may be presumed to “control” it. As a result, those persons or organizations could have the ability to vote a majority of the shares of a Fund on any matter requiring the approval of the shareholders of that Fund. Accordingly, because Macquarie Affiliated Managers, Inc. owns 77.83% of the Fund’s outstanding shares, it is the Fund’s majority shareholder and considered to control the Fund.

ADDITIONAL INFORMATION

     Principal Underwriter. Delaware Distributors, L.P. (“DDLP”), 2005 Market Street, Philadelphia, PA 19103-7094, serves as the Distributor of the shares of the Fund. Under its Distribution Agreement with the Trust, DDLP sells shares of the Fund upon the terms and at the current offering price described in the Fund’s Prospectuses.

DDLP is not obligated to sell any certain number of shares of the Trust. DDLP is an indirect, wholly owned subsidiary of DMHI, which, in turn, is an indirect, wholly owned subsidiary of Macquarie.

     Fund Accountant. The Bank of New York Mellon Bank (“BNY Mellon”), One Wall Street, New York, NY 10286-0001, provides fund accounting and financial administration services to the Fund. For these services, the Fund pays BNY Mellon an asset-based fee, subject to certain fee minimums plus certain out-of-pocket expenses and transactional charges. Delaware Service Company, Inc. (“DSC”), an

9

affiliate of Delaware Investments and an indirect, wholly owned subsidiary of DMHI and Macquarie, provides fund accounting and financial administration oversight services to the Fund. For these services, the Fund pays DSC an asset-based fee, plus certain out-of-pocket expenses and transactional charges. The fees payable to BNY Mellon and DSC under the service agreements described above will be allocated among all Delaware Investments® Funds, including the Fund, on a relative net asset value basis.

     Transfer Agent. DSC provides the Trust with administrative services pursuant to an Amended and Restated Shareholder Services Agreement with the Trust on behalf of the Fund. The services provided under the Amended and Restated Shareholder Services Agreement are subject to the supervision of the officers and trustees of the Trust, and include day-to-day administration of matters related to the legal existence of the Trust, maintenance of its records, preparation of reports, supervision of the Trust’s arrangements with its custodian bank, and assistance in the preparation of the Trust’s registration statements under federal and state laws. The Amended and Restated Shareholder Services Agreement also provides that DSC will provide the Trust with dividend disbursing and transfer agent services. DSC is located at 2005 Market Street, Philadelphia, PA 19103-7094. For its services under the Amended and Restated Shareholder Services Agreement, the Trust pays DSC an annual asset-based fee, payable monthly, and allocated among the series of the Trust, including the Fund, based on the relative percentage of assets of each series.

     Custodian. BNY Mellon also serves as the custodian of the Fund’s securities and cash. As the Fund’s custodian, BNY Mellon maintains a separate account or accounts for the Fund; receives, holds, and releases portfolio securities on account of the Fund; receives and disburses money on behalf of the Fund; and collects and receives income and other payments and distributions on account of the Fund’s portfolio securities. BNY Mellon also serves as the Fund’s custodian for its investments in foreign securities.

     Auditor. PricewaterhouseCoopers LLP, located at 2001 Market Street, Philadelphia, PA 19103-7091, serves as the independent registered public accounting firm to the Fund.

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SUB-ADVISORY AGREEMENT

     AGREEMENT made by and between DELAWARE MANAGEMENT COMPANY, a series of DELAWARE MANAGEMENT BUSINESS TRUST (the “Investment Manager”) and MACQUARIE BANK INTERNATIONAL LIMITED (the “Sub-advisor”).

WITNESSETH:

     WHEREAS, Delaware Group® Adviser Funds (the “Trust”) is an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and is organized as a statutory trust under the laws of the State of Delaware; and

     WHEREAS, Delaware International Bond Fund (the “Fund”) is a series of the Trust; and

     WHEREAS, the Investment Manager and the Trust, on behalf of the Fund, have entered into an agreement (the “Investment Management Agreement”) whereby the Investment Manager will provide investment advisory services to the Trust with respect to the Fund; and

     WHEREAS, the Investment Manager has the authority under the Investment Management Agreement to retain one or more sub-advisors to assist the Investment Manager in providing investment advisory services to the Trust with respect to the Fund; and

     WHEREAS, the Investment Manager and the Sub-advisor are registered investment advisors under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and engage in the business of providing investment advisory services; and

     WHEREAS, the Board of Trustees (the “Board” or the “Trustees”) of the Trust and the Investment Manager desire that the Investment Manager retain the Sub-advisor to render investment advisory and other services with respect to that portion of the Fund as the Investment Manager shall from time to time allocate to the Sub-advisor (the “Managed Portion”) in the manner, for the period, and on the terms hereinafter set forth;

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, and each of the parties hereto intending to be legally bound, it is agreed as follows:

1. (a) The Sub-advisor will supervise and direct the investments of the assets of the Managed Portion of each Fund listed on Schedule A attached hereto in accordance with the Fund’s investment objectives, policies, and restrictions as provided in the

Fund’s Prospectus and Statement of Additional Information, as currently in effect and as the same may be hereafter modified, amended and/or supplemented from time to time (hereinafter referred to as the “Prospectus and SAI”), and such other limitations as the Fund may impose by notice in writing to the Sub-advisor, subject always to the supervision and control of the Investment Manager and the Board.

     (b) As part of the services it will provide hereunder, the Sub-advisor is authorized and directed, in its discretion and without prior consultation with the Fund or the Investment Manager to:

     (i) obtain and evaluate information relating to investment recommendations, asset allocation advice, industries, businesses, securities markets, research, economic analysis, and other investment services with respect to the securities that are included in the Managed Portion or that are under consideration for inclusion in the Managed Portion and invest the Managed Portion in accordance with the Investment Manager’s and the Board’s written direction as more fully set forth herein and as otherwise directed;

     (ii) regularly make decisions as to what securities to purchase and sell on behalf of the Fund with respect to the Managed Portion, effect the purchase and sale of such investments in furtherance of the Fund’s objectives and policies, and furnish the Board with such information and reports regarding the Sub-advisor’s activities in the performance of its duties and obligations under this Agreement as the Investment Manager reasonably deems appropriate or as the Board may reasonably request, including such reports, information, and certifications as the officers of the Trust may reasonably require in order to comply with applicable international, federal and state laws and regulations and Trust policies and procedures;

     (iii) provide any and all material composite or other performance information, records and supporting documentation about accounts or funds the Sub-advisor manages, if appropriate, that are relevant to the Managed Portion and that have investment objectives, policies, and strategies substantially similar to those employed by the Sub-advisor in managing the Managed Portion that may be reasonably necessary, under applicable laws, to allow the Fund or its agent to present information concerning the Sub-advisor’s prior performance in the Fund’s Prospectus and SAI, and any permissible reports and materials prepared by the Fund or its agent;

     (iv) provide information as reasonably requested by the Investment Manager or the Board to assist them or their delegate in the determination of the fair value of certain portfolio securities held in the Managed Portion when market quotations are not readily available for the purpose of calculating the Fund’s net asset value in accordance with procedures and methods established by the Board;

     (v) vote proxies, exercise conversion or subscription rights, and respond to tender offers and other consent solicitations (“Corporate Actions”) with respect to the issuers of securities held in the Managed Portion, provided materials relating to such Corporate Actions have been forwarded to the Sub-advisor in a timely fashion by the Fund’s custodian or otherwise known to the Sub-advisor, and to submit reports regarding such Corporate Actions, including a copy of any policies regarding such Corporate Actions, in a form reasonably satisfactory to the Investment Manager and the Fund in order to comply with any applicable federal or state reporting requirements;

     (vi) provide performance and other information as reasonably requested by the Investment Manager or the Board to assist them or their delegate in conducting ongoing due diligence and performance monitoring; and

     (vii) except as the Investment Manager and the Sub-advisor may agree in writing from time to time, maintain all accounts, books, and records with respect to the Managed Portion as are required of an investment adviser of a registered investment company pursuant to the 1940 Act and the Advisers Act and the rules thereunder. The Sub-advisor shall furnish to the Investment Manager copies of all such accounts, books, and records as the Investment Manager may reasonably request. The Sub-advisor agrees that such accounts, books, and records are the property of the Trust, and will be surrendered to the Trust promptly upon request, with the understanding that the Sub-advisor may retain its own copy of all records.

     (c) The Sub-advisor shall not consult with any other sub-adviser of the Fund or of any fund that is an “affiliated person” of the Fund concerning transactions for the Fund in securities or other assets. Subject to applicable law and regulations, including Section 17(e) of the 1940 Act and Rule 17e-l thereunder, the Sub-advisor is authorized to place orders for the purchase and sale of securities for the Managed Portion with brokers or dealers that are affiliated with the Sub-advisor. The Sub-advisor acknowledges that the Investment Manager and the Trust may also rely on Rule 17a-7, Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act.

     (d) In furnishing services hereunder, the Sub-advisor shall be subject to, and shall perform in accordance with, the following: (i) provisions of the Trust’s Agreement and Declaration of Trust, as the same may be hereafter modified, amended, and/or supplemented from time to time; (ii) provisions of the Trust’s By-Laws, as the same may be hereafter modified, amended, and/or supplemented from time to time that are applicable to the Managed Portion; (iii) the Fund’s Prospectus and SAI; (iv) the 1940 Act and the Advisers Act and the rules under each and all other international, federal and state securities laws or regulations applicable to the Trust and the Fund; (v) the Trust’s compliance policies and procedures adopted from time to time by the Board for compliance by the Trust with the Federal Securities Laws (as that term is defined in Rule 38a-1(e)(1) under the 1940 Act) (together, the “Trust Compliance Procedures”) and any other Trust policies and procedures adopted from time to time by the Board; and (vi) the reasonable written instructions of the Investment Manager.

     (e) The Investment Manager agrees to provide the Sub-advisor with current copies of the documents mentioned in paragraph l(d)(i), (ii), (iii) and (v) above and all changes made to such documents at, or if practicable, before the time such changes become effective, and the Investment Manager acknowledges and agrees that the Sub-advisor shall not be responsible for compliance with such documents or amendments unless and until they are received by the Sub-advisor. The Sub-advisor shall be fully protected in acting upon any proper instructions reasonably believed by it to be genuine and signed or communicated by or on behalf of the Investment Manager or the Fund.

     (f) In order to assist the Trust and the Trust’s chief compliance officer (the “Trust CCO”) and the Investment Manager and the Investment Manager’s Chief Compliance Officer (the “IM CCO”) in satisfying the requirements contained in Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Adviser Act, respectively, the Sub-advisor shall provide to the Trust CCO and/or IM CCO: (i) direct access to the Sub-advisor’s chief compliance officer (the “Sub-advisor CCO”) and its officers and employees, as reasonably requested by the Trust CCO and/or IM CCO; (ii) quarterly reports confirming that the Sub-advisor has complied with the Trust Compliance Procedures in managing the Managed Portion; and (iii) quarterly certifications with respect to Material Compliance Matters (as that term is defined in Rule 38a-1(e)(2) under the 1940 Act) related to the Sub-advisor’s management of the Managed Portion.

     The Sub-advisor shall promptly provide the Trust CCO and IM CCO with copies and summaries of: (i) the Sub-advisor’s policies and procedures for compliance by the Sub-advisor with the Federal Securities Laws and to prevent violation of the Advisers Act (together, the “Sub-advisor Compliance Procedures”); and (ii) any material changes to the Sub-advisor Compliance Procedures. The Sub-advisor shall cooperate fully with the Trust CCO and IM CCO so as to facilitate the Trust CCO’s and IM CCO’s performance of their respective responsibilities under Rule 38a-1 and Rule 206(4)-7, including to review, evaluate and report to the Board on the operation of the Sub-advisor Compliance Procedures, and shall promptly report to the Trust CCO and IM CCO any Material Compliance Matter arising under the Sub-advisor Compliance Procedures involving the Managed Portion. The Sub-advisor shall allow the Trust CCO and/or the IM CCO, as reasonably requested from time to time, access to examine and review the Sub-advisor’s Compliance Procedures and the Sub-advisor’s adherence thereto. The Sub-advisor shall provide to the Trust CCO and IM CCO: (i) quarterly reports confirming the Sub-advisor’s compliance with the Sub-advisor Compliance Procedures in managing the Managed Portion; and (ii) certifications that there were no Material Compliance Matters involving the Sub-advisor that arose under the Sub-advisor Compliance Procedures that affected the Managed Portion. At least annually, the Sub-advisor shall provide a certification to the Trust CCO and IM CCO to the effect that the Sub-advisor has in place and has implemented policies and procedures that are reasonably designed to ensure compliance by the Sub-advisor with the Federal Securities Laws, including the conduct and results of our annual review for adequacy and effectiveness.

     (g) The Sub-advisor shall assist the Fund in the preparation of the Trust’s registration statement, the Prospectus and SAI, shareholder reports and other regulatory filings, or any amendment or supplement thereto (collectively, “Regulatory Filings”), and shall provide the Fund with disclosure for use in the Fund’s Regulatory Filings, including, without limitation, disclosure related to the Sub-advisor’s investment management personnel, portfolio manager compensation, investment management strategies and techniques, and proxy voting policies. The Sub-advisor shall provide such certifications regarding the Fund as the Trust’s officers may reasonably request for purposes of the preparation of any Regulatory Filings.

     (h) The Sub-advisor hereby agrees during the period hereinafter set forth to render the services and assume the obligations herein set forth for the compensation herein provided. The Sub-advisor shall for all purposes herein be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized, have no authority to act for or represent the Trust in any way, or in any way be deemed an agent of the Trust.

     (i) The Investment Manager shall provide (or use its best efforts to cause to be provided) timely information to the Sub-advisor regarding such matters as the cash requirements and cash available for investment in the Managed Portion, and all other information as may be reasonably necessary for the Sub-advisor to perform its responsibilities under this Agreement.

2. (a) Under the terms of the Investment Management Agreement, the Trust shall conduct its own business and affairs and shall bear the expenses and salaries necessary and incidental thereto including, but not in limitation of the foregoing, the costs incurred in: the maintenance of its existence as a statutory trust organized under the laws of the State of Delaware; the maintenance of its own books, records, and procedures; dealing with its own shareholders; the payment of dividends; transfer of shares, including issuance and repurchase of shares; preparation of share certificates, if any; reports and notices to shareholders; calling and holding of shareholders’ meetings; miscellaneous office expenses; brokerage commissions; custodian fees; legal and accounting fees; taxes; and federal and state registration fees.

     (b) Directors, officers and employees of the Sub-advisor may be directors, officers and employees of other funds that have employed the Sub-advisor as sub-advisor or investment manager. Directors, officers and employees of the Sub-advisor who are Trustees, officers and/or employees of the Trust, shall not receive any compensation from the Trust for acting in such dual capacity.

     (c) In the conduct of the respective business of the parties hereto and in the performance of this Agreement, the Trust, the Investment Manager, and the Sub-advisor may share facilities common to each, which may include legal and accounting personnel, with appropriate proration of expenses between and among them.

3. (a) The Sub-advisor will select brokers and dealers to effect all Fund transactions with respect to the Managed Portion subject to the conditions set forth herein. The Sub-advisor may combine orders for the Managed Portion with orders for other accounts or funds under management. Transactions involving combined orders are allocated in a manner deemed equitable to each account. The Sub-advisor will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions, if applicable. The Sub-advisor is directed at all times to seek to execute transactions for the Managed Portion (i) in accordance with any written policies, practices or procedures that may be established by the Board or the Investment Manager from time to time and provided to the Sub-advisor, and (ii) as described in the Fund’s Prospectus and SAI. In placing any orders for the purchase or sale of investments for the Fund, with respect to the Managed Portion, the Sub-advisor shall have as its primary objective the obtaining for the Managed Portion of “best execution,” considering all of the circumstances, and shall maintain records adequate to demonstrate compliance with this requirement.

     (b) Subject to the appropriate policies and procedures approved by the Board and provided to the Sub-advisor in writing, the Sub-advisor may, to the extent authorized by Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), cause the Managed Portion to pay a broker or dealer that provides brokerage or research services to the Investment Manager, the Sub-advisor and the Managed Portion an amount of commission for effecting a Fund transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-advisor determines, in good faith, that such amount of commission is reasonable in relation to the value of such brokerage or research services provided viewed in terms of that particular transaction or the Sub-advisor’s overall responsibilities to the Fund or its other advisory clients for which the Investment Manager or the Sub-advisor exercises investment discretion. To the extent authorized by Section 28(e) and the Board, the Sub-advisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action. Subject to seeking best execution and compliance with applicable federal and state securities laws and regulations, the Board or the Investment Manager may direct the Sub-advisor to effect transactions in Fund securities through broker-dealers in a manner that will help generate resources to pay the cost of certain expenses that the Trust is required to pay or for which the Trust is required to arrange payment.

     (c) Any entity or person associated with the Investment Manager or the Sub-advisor that is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of the Fund to the extent and as permitted by Section 11(a)(1)(H) of the Exchange Act.

4. As compensation for the services to be rendered to the Trust for the benefit of the Fund by the Sub-advisor under the provisions of this Agreement, the Investment Manager shall pay to the Sub-advisor a fee as provided in Schedule A attached hereto.

5. The services to be rendered by the Sub-advisor to the Trust for the benefit of the Fund under the provisions of this Agreement are not to be deemed to be exclusive, and the Sub-advisor shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be materially impaired thereby.

6. (a) Subject to the limitation set forth in Paragraph 5, the Sub-advisor, its directors, officers, employees, agents, and shareholders may engage in other businesses, may render investment advisory services to other investment companies, or to any other corporation, association, firm or individual, and may render underwriting services to the Trust or to any other investment company, corporation, association, firm or individual.

     (b) Neither the Investment Manager, the Trust nor the Fund shall use the Sub-advisor’s actual or fictitious name(s), mark, derivative and/or logo (or that of any affiliate of the Sub-advisor, other than that of the Fund, the Trust, or any affiliate of the Investment Manager that is an affiliate of the Sub-advisor solely by reason of the Sub-advisor’s provision of services pursuant to this Agreement) or otherwise refer to the Sub-advisor in any materials distributed to the Fund’s shareholders in connection with the Fund, without prior review and approval by the Sub-advisor, which may not be unreasonably withheld or delayed. Upon termination of this Agreement, the

Investment Manager, the Trust and the Fund, shall, to the extent applicable and as soon as is reasonably possible, cease to use the Sub-advisor’s actual or fictitious name(s), mark, derivative and/or logo in connection with the Fund.

     (c) The Sub-advisor shall not use the Investment Manager’s name or otherwise refer to the Investment Manager in any materials distributed to the Fund’s shareholders in connection with the Fund, without prior review and approval by the Investment Manager, which may not be unreasonably withheld or delayed. Upon termination of this Agreement, the Sub-advisor shall, to the extent applicable and as soon as is reasonably possible, cease to use the actual or fictitious name(s), mark, derivative and/or logo of the Trust and the Fund in connection with the Fund.

7. (a) In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard in the performance of its duties as Sub-advisor to the Trust on behalf of the Fund, neither the Sub-advisor nor any of its officers, directors, employees or agents (collectively, “Sub-advisor Related Persons”) shall be liable to the Trust, the Fund, the Investment Manager or any shareholder of the Trust for any action or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security, or otherwise. The Sub-advisor makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by the Managed Portion or the Fund, or that the Managed Portion or the Fund will perform comparably with any standard or index, including other clients of Sub-advisor, whether public or private. Subject to the first sentence of this Section 7(a), the Sub-advisor shall not be responsible for any loss incurred by any reason of any act or omission of any bank, broker, the custodian bank or any administrator or trustee whether appointed on behalf of the Investment Manager, the Fund or the Trust. Nothing contained herein shall be deemed to waive any liability which cannot be waived under applicable law, including applicable U.S. state and federal securities laws, ERISA or any rules or regulations adopted under any of those laws.

     (b) The Investment Manager shall indemnify the Sub-advisor and its affiliates and its or their controlling persons, officers, directors, employees, agents, legal representatives and persons controlled by it (which shall not include the Trust or the Fund) (collectively, “Sub-advisor Related Persons”) to the fullest extent permitted by law against any and all loss, damage, judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys’ fees, (collectively “Losses”) incurred by the Sub-advisor or Sub-advisor Related Persons arising from or in connection with this Agreement or the performance by the Sub-advisor or Sub-advisor Related Persons of its or their duties hereunder so long as such Losses arise out of the Investment Manager’s willful misfeasance, bad faith, gross negligence, or reckless disregard in performing its responsibilities hereunder, including, without limitation, such Losses arising under any applicable law or that may be based upon any untrue statement of a material fact contained in the Trust’s Registration Statement, or any amendment thereof or any supplement thereto, or the omission to state therein a material fact that was known or that should have been known and was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reasonable reliance upon information furnished to the Investment Manager or the Trust by the Sub-advisor or a Sub-advisor Related Person specifically for inclusion in the Registration Statement or any amendment thereof or supplement thereto, except to the extent any such Losses referred to in this paragraph (b) result from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the Sub-advisor or a Sub-advisor Related Person in the performance of any of its duties under, or in connection with, this Agreement.

     (c) The Sub-advisor shall indemnify the Investment Manager and its affiliates and its or their controlling persons, officers, directors, employees, agents, legal representatives and persons controlled by it (collectively, “Investment Manager Related Persons”) to the fullest extent permitted by law against any and all Losses incurred by the Investment Manager or Investment Manager Related Persons arising from or in connection with this Agreement or the performance by the Investment Manager or Investment Manager Related Persons of its or their duties hereunder so long as such Losses arise out of the Sub-advisor’s willful misfeasance, bad faith, gross negligence, or reckless disregard in performing its responsibilities hereunder, including, without limitation, such Losses arising under any applicable law or that may be based upon any untrue statement of a material fact contained in the Trust’s Registration Statement, or any amendment thereof or any supplement thereto, or the omission to state therein a material fact that was known or that should have been known and was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reasonable reliance upon information furnished to the Investment Manager or the Trust by the Sub-advisor or a Sub-advisor Related Person specifically for inclusion in the Registration Statement or any amendment thereof or supplement thereto, except to the extent any such Losses referred to in this paragraph (c) result from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the Investment Manager or an Investment Manager Related Person in the performance of any of its duties under, or in connection with, this Agreement.

8. (a) This Agreement shall be executed and become effective as of the date written below; provided, however, that this Agreement shall not become effective with respect to the Fund unless it has first been approved in the manner required by the 1940 Act and the rules thereunder or in accordance with exemptive or other relief granted by the SEC or its staff. This Agreement shall continue in effect for a period of two (2) years and may be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Board or by the vote of a majority of the outstanding voting securities of the Fund and only if the terms and the renewal hereof have been approved by the vote of a majority of those Trustees of the Trust who are not parties hereto or “interested persons” of the Trust, the Fund, or any party hereto, cast in person at a meeting called for the purpose of voting on such approval.

     (b) No amendment to this Agreement shall be effective unless approved in the manner required by the 1940 Act and the rules thereunder or in accordance with exemptive or other relief granted by the SEC or its staff.

     (c) This Agreement may be terminated by the Investment Manager or the Trust at any time, without the payment of a penalty, on written notice to the Sub-advisor of the Investment Manager’s or the Trust’s intention to do so, in the case of the Trust pursuant to action by the Board or pursuant to the vote of a majority of the outstanding voting securities of the Fund. The Sub-advisor may terminate this Agreement at any time, without the payment of a penalty, on sixty (60) days’ written notice to the Investment Manager and the Trust of its intention to do so. Upon termination of this Agreement, the obligations of all the parties hereunder shall cease and terminate as of the date of such termination, except for (i) any obligation to respond for a breach of this Agreement committed prior to such termination, (ii) the obligation of the Investment Manager to pay to the Sub-advisor the fee provided in Paragraph 4 hereof, prorated to the date of termination, and (iii) any indemnification obligation provided in Paragraph 7 hereof. This Agreement shall automatically terminate in the event of its assignment. This Agreement shall automatically terminate upon the termination of the Investment Management Agreement.

9. Any information and advice furnished by any party to this Agreement to the other party or parties, including material non-public information with respect to the Fund (which includes the portfolio holdings of the Fund), shall be treated as confidential and shall not be disclosed to third parties without the consent of the other party hereto except as required by law, rule or regulation. Notwithstanding the foregoing, information shall not be subject to such confidentiality obligations if it:

     (i) is already known to the receiving party at the time it is obtained;

     (ii) is or becomes publicly known or available through no wrongful act of the receiving party;

     (iii) is rightfully received from a third party who, to the best of the receiving party’s knowledge, is not under a duty of confidentiality;

     (iv) is released by the protected party to a third party without restriction;

     (v) is required to be disclosed by the receiving party pursuant to a requirement of a court order, subpoena, governmental or regulatory agency or law (provided the receiving party will provide the other party written notice of such requirement, to the extent such notice is permitted);

     (vi) is relevant to the defense of any claim or cause of action asserted against the receiving party; or

     (vii) has been or is independently developed or obtained by the receiving party.

     The Sub-advisor shall not disclose any “nonpublic personal information” (as such term is defined in Regulation S-P, including any amendments thereto) pertaining to the customers of the Trust or a client of the Investment Manager to any third party or use such information other than for the purpose of providing the services contemplated by this Agreement.

10. The Sub-advisor represents, warrants and agrees that:

     (a) The Sub-advisor: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) to the best of its knowledge, has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify the Investment Manager of the occurrence of any event that would disqualify the Sub-advisor from serving as an investment advisor of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise. The Sub-advisor will also promptly notify the Fund and the Investment Manager if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Fund, provided, however, that routine regulatory examinations that do not specifically relate to the Managed Portion or the Fund shall not be required to be reported by this provision.

     (b) The Sub-advisor has adopted policies and procedures and a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, and will provide the Investment Manager and the Board with copies of such policies and procedures and code of ethics, together with evidence of its adoption. In accordance with the requirements of Rule 17j-1, the Sub-advisor shall certify to the Investment Manager that the Sub-advisor has complied in all material respects with the requirements of Rule 17j-1 during the previous year and that there has been no material violation of the Sub-advisor’s code of ethics relating to the services the Sub-advisor performs under this Agreement or, if such a material violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Investment Manager, the Sub-advisor shall provide to the Investment Manager, its employees or its agents all information required by Rule 17j-1(c)(1) relating to the approval by the Fund’s Board of Trustees of the Sub-advisor’s code of ethics relating to the services the Sub-advisor performs under this Agreement.

     (c) The Sub-advisor has provided the Trust and the Investment Manager with a copy of its Form ADV at least forty-eight (48) hours prior to execution of this Agreement, which as of the date of this Agreement is its Form ADV as most recently filed with the SEC and promptly will furnish a copy of all amendments to the Trust and the Investment Manager at least annually. Such amendments shall reflect all changes in the Sub-advisor’s organizational structure, professional staff or other significant developments affecting the Sub-advisor, as required by the Advisers Act.

     (d) The Sub-advisor will notify the Trust and the Investment Manager of any event that would be deemed an assignment of this Agreement, with the exception of any assignment by or with respect to the Investment Manager, or change of control of the Sub-advisor, as applicable, and any changes in the key personnel who are the portfolio manager(s) of the Managed Portion prior to or promptly after such change. The Investment Manager will notify the Sub-advisor of any event that would be deemed an assignment of this Agreement, with the exception of any assignment by or with respect to the Sub-advisor, or change of control of the Investment Manager, as applicable. The Sub-advisor agrees to bear all reasonable expenses of the Fund, if any, arising out of an assignment of this Agreement or change in control of the Sub-advisor so long as the assignment is not by or with respect to the Investment Manager.

     (e) The Sub-advisor agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage as shall be reasonably necessary in light of its obligations under this Agreement.

     (f) The Sub-advisor has implemented policies and procedures that will prevent the disclosure by the Sub-advisor, its employees or agents of the Fund’s portfolio holdings to any person or entity other than the Investment Manager, the Trust’s custodian, or other persons expressly designated by the Investment Manager.

11. This Agreement shall extend to and bind the successors of the parties hereto. Nothing in this Agreement, express or implied, is intended to or shall (a) confer on any person other than the parties hereto and their respective successors or permitted assigns any rights (including third party beneficiary rights), remedies, obligations or liabilities under or by reason of this Agreement, or (b) constitute the parties hereto as partners or as participants in a joint venture.

12. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

13. All written notices, requests or other communications to any party hereunder shall be given to the following addresses and telecopy numbers, or such other address and telecopy number communicated to the other parties from time to time:

If to the Sub-advisor:	Macquarie Bank International Limited
Ropemaker Place
28 Ropemaker Street
London, England
EC2Y 9HD

If to the Fund:	Patrick P. Coyne
2005 Market Street
Philadelphia, PA 19103;
with a copy to General Counsel at same address

If to the Investment Manager:	David P. O’Connor
2005 Market Street
Philadelphia, PA 19103;
with a copy to General Counsel at same address

14. For the purposes of this Agreement, the terms “vote of a majority of the outstanding voting securities,” “interested person,” “affiliated person,” and “assignment” shall have the meanings given them in the 1940 Act.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their duly authorized officers and duly attested as of the _____ day of __________, 2012.

MACQUARIE BANK		DELAWARE MANAGEMENT
INTERNATIONAL LIMITED		COMPANY,
a series of DELAWARE
MANAGEMENT
BUSINESS TRUST

By:	By:
Name:	Name:
Title:	Title:

By:	Attest:
Name:
Title:

Agreed to and accepted as of the day and year first above written:

DELAWARE GROUP® ADVISER FUNDS
on behalf of Delaware International Bond Fund

By:

Attest:

SCHEDULE A
TO
SUB-ADVISORY AGREEMENT
_____________

FEE SCHEDULE
_____________

The compensation payable to Sub-advisor for its services hereunder, pursuant to Paragraph 4 of the Sub-Advisory Agreement, shall be calculated and paid as follows in regards to Delaware International Bond Fund:

The total fee will be the reimbursement of the Sub-advisor’s reasonable expenses as agreed to by the Investment Manager from time to time.

If this Agreement becomes effective or terminates before the end of any month, the sub-advisory fee for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proration which such period bears to the full month in which such effectiveness or termination occurs. Quarterly, the Sub-advisor shall provide the Investment Manager with an invoice detailing its expenses for the Investment Manager’s review.

IS – 219SA [– –] POD 18176